UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2023

AGILENT TECHNOLOGIES, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-15405	77-0518772
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5301 Stevens Creek Boulevard
Santa Clara, California		95051
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 800 227-9770

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders of the Company was held on March 15, 2023 (the “Annual Meeting”). A total of 268,236,519 shares of Common Stock, representing approximately 90% of the shares outstanding, were represented at the Annual Meeting. The voting results for each item of business presented at the Annual Meeting, as certified by the Company’s independent inspector of elections, are set forth below:

Proposal No. 1 The election of four (4) directors for a term of three years. The individuals listed below received the affirmative vote of a majority of the votes cast by the shares present in person or represented by proxy and entitled to vote at the Annual Meeting and were each elected to serve a three-year term.

Name	For	Against	Abstain	Broker Non-Vote
Heidi K. Kunz	199,252,742	49,152,480	378,386	19,452,911
Susan H. Rataj	226,926,105	21,488,352	369,151	19,452,911
George A. Scangos, Ph.D.	212,737,808	35,656,600	389,200	19,452,911
Dow R. Wilson	222,110,567	26,281,390	391,650	19,452,911

Directors Mala Anand, Hans E. Bishop, Otis W. Brawley, M.D., Mikael Dolsten, M.D., Ph.D., Koh Boon Hwee, Michael R. McMullen and Daniel K. Podolsky, M.D. continued in office following the Annual Meeting.

Proposal No. 2 The non-binding advisory vote to approve the compensation of the Company’s named executive officers was approved as set forth below.

For	Against	Abstain	Broker Non-Vote
221,637,626	26,620,106	525,876	19,452,911

Proposal No. 3 The proposal to ratify the Audit and Finance Committee’s appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the 2023 fiscal year was approved as set forth below.

For	Against	Abstain	Broker Non-Vote(1)
250,442,534	17,382,457	411,382	146

Proposal No. 4 The proposal regarding the approval of amendments to the Company’s Certificate of Incorporation to permit stockholders holding not less than 20% of our voting stock continuously for at least 1 year to call a special meeting of stockholders was approved as set forth below.

For	Against	Abstain	Broker Non-Vote
248,052,193	380,435	350,980	19,452,911

Proposal No. 5 The results of the non-binding advisory vote on the frequency of the stockholder advisory votes to approve the compensation of the Company’s named executive officers was approved as set forth below.

1 Year	2 Years	3 Years	Abstain	Broker Non-Vote
244,419,390	127,458	1,580,592	360,133	21,748,946

(1) Pursuant to the rules of the New York Stock Exchange, this proposal constituted a routine matter. Therefore, brokers were permitted to vote without receipt of instructions from beneficial owners.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Second Amended and Restated Certificate of Incorporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AGILENT TECHNOLOGIES, INC.

Date:	March 17, 2023	By:	/s/ P. Diana Chiu
		Name:	P. Diana Chiu
		Title:	Vice President, Assistant General Counsel & Assistant Secretary